UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2017

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  5.07 Submission of Matters to a Vote of Security Holders.

(a)         The Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. (“Annual Meeting”) was held on April 28, 2017.

(b)         The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1.         Election of Directors: Our shareholders elected the following 11 directors to each serve a one-year term expiring on the date of our 2018 annual meeting of shareholders or until his or her successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non-Votes
Lloyd C. Blankfein	298,963,625	7,009,199	1,890,991	38,655,907
M. Michele Burns	273,848,908	32,998,894	1,016,013	38,655,907
Mark A. Flaherty	306,573,682	910,232	379,901	38,655,907
William W. George	299,989,041	7,496,523	378,251	38,655,907
James A. Johnson	281,228,554	26,232,565	402,696	38,655,907
Ellen J. Kullman	304,821,248	2,648,416	394,151	38,655,907
Lakshmi N. Mittal	296,252,903	11,259,301	351,611	38,655,907
Adebayo O. Ogunlesi	303,004,427	3,836,816	1,022,572	38,655,907
Peter Oppenheimer	306,584,740	970,673	308,402	38,655,907
David A. Viniar	305,336,607	2,252,112	275,096	38,655,907
Mark O. Winkelman	305,333,751	2,252,112	315,700	38,655,907

2.         Advisory Vote to Approve Executive Compensation (“Say on Pay”): Our shareholders approved the Say on Pay proposal.

For	Against	Abstain	Broker Non-Votes
286,162,473	21,262,331	439,011	38,655,907

3.         Advisory Vote on the Frequency of Say on Pay: Our shareholders approved “annual” as the frequency of Say on Pay votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
281,312,587	419,438	25,709,429	422,361	38,655,907

4.         Ratification of Appointment of Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2017.

For	Against	Abstain
342,470,217	3,389,646	659,859

(d)         In light of the results of the advisory vote on the frequency of Say on Pay votes, our Board determined that we will continue to hold an advisory Say on Pay vote annually. Our Board will reevaluate this determination after the next shareholder advisory vote on the frequency of Say on Pay votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: April 28, 2017	By:	/s/ Gregory K. Palm
Name: Gregory K. Palm
Title: Executive Vice President and General Counsel